SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of earliest event reported): February 10, 2004



                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                  --------------------------------------------

               (Exact name of registrant as specified in charter)



                                   California
                                   -----------
                 (State or other jurisdiction of incorporation)

                                     1-11476
                                     -------
                            (Commission File Number)

                                   95-3977501
                                   ----------
                        (IRS Employer Identification No.)

          15915 Ventura Boulevard, Suite 301, Encino, California     91436
          ------------------------------------------------------    --------
               (Address of principal executive offices)            (Zip Code)

                                 (818) 783-0393
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 10, 2004, pursuant to consent of the Board of Directors, the Company approved the engagement of Stonefield Josephson, Inc. as its independent auditors for the fiscal year ending December 31, 2003, and in the subsequent interim period to replace Beckman, Kirkland & Whitney, who were dismissed as of that date. The full Board of Directors approved the change in auditors on the same date.

The report of Beckman, Kirkland & Whitney, on the Company's financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements for the fiscal year ending December 31, 2002, and any subsequent interim period preceding the date of change, there were no disagreements with Beckman, Kirkland & Whitney, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Beckman, Kirkland & Whitney, would have caused Beckman, Kirkland & Whitney, to make reference to the matter in their report.

Prior to Stonefield Josephson, Inc. becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with the accounting firm regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statement, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision on an accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

The Company has requested Beckman, Kirkland & Whitney, to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 12, 2004 is filed as Exhibit 1 to this Form 8-K, as required by Item 304 (a) (3) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

None

(b) Pro Forma Financial Information

None

(c) Exhibits

16.1 Letter re change in Certifying Accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Voice Powered Technology International, Inc.




Date: February 12, 2004                     By: /s/ Harold Fleischman
                                               ---------------------------------
                                               Harold Fleischman
                                               President
                                               (Signature)

INDEX TO EXHIBITS



Exhibit No.                             Description
-----------                             -----------

  16.1                        Letter re change in Certifying Accountant